Prospectus Supplement	August 30, 2021

Putnam VT Income Fund
Prospectus dated April 30, 2021

Effective August 31, 2021, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2007

Andrew Benson, Portfolio Manager, portfolio manager of the fund since 2021

Brett Kozlowski, Co-Head of Structured Credit, portfolio manager of the fund since 2011

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective August 31, 2021, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Michael Salm	2007	Putnam Management	Chief Investment Officer, Fixed Income
		1997–Present	Previously, Co-Chief Investment Officer, Fixed Income,
			Co-Head of Fixed Income
Andrew Benson	2021	Putnam Management	Portfolio Manager
		2008–Present	Previously, Trader
Brett Kozlowski	2011	Putnam Management	Co-Head of Structured Credit
		2008–Present	Previously, Portfolio Manager

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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